                                                                    EXHIBIT 32.2



             SECTION 906 -- CERTIFICATION OF CHIEF FINANCIAL OFFICER
                               OF PERIODIC FINANCIAL REPORT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, and in connection with the accompanying Quarterly Report on Form 10-Q of Doane Pet Care Company for the quarter ended September 27, 2003 (the "Report"), the undersigned officer of Doane Pet Care Company hereby certifies that:

         1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Doane Pet Care Company.


Date: October 30, 2003




                                        /s/ Philip K. Woodlief
                                        ---------------------------------------
                                        Philip K. Woodlief
                                        Vice President, Finance and Chief
                                          Financial Officer
                                        Doane Pet Care Company